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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                December 8, 2002
                Date of Report (Date of earliest event reported)


                              METALDYNE CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                    001-12068                38-2513957
(State or other jurisdiction of  (Commission file number)     (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                  47659 Halyard Drive, Plymouth, Michigan 48170
                    (Address of principal executive offices)

                                 (734) 207-6200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

     As previously reported on Form 8-K dated December 8, 2002 and filed on December 11, 2002 (the "Original 8-K"), on December 8, 2002, Metaldyne Corporation ("Metaldyne") entered into a Joint Venture Formation Agreement with DaimlerChrysler Corporation and NC-M Chassis Systems (the "Formation Agreement"). A copy of the Formation Agreement, with certain confidential information omitted (which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission), is filed as Exhibit 10.1 to the Original 8-K. In response to comments from the Securities and Exchange Commission, Metaldyne has revised its confidential treatment request. This Form 8-K/A ("Amendment No. 1") hereby amends the Original 8-K to provide a copy of the Formation Agreement, filed as
Exhibit 10.1 to this Amendment No. 1, that reflects Metaldyne's revised confidential treatment request.

Item 7. Exhibits.

     (c) Exhibits. The following exhibit is filed herewith:

         Exhibit No.       Description
         -----------       -----------

         10.1 Joint Venture Formation Agreement dated as of December 8, 2002 by and among NC-M Chassis Systems, LLC, DaimlerChrysler Corporation and Metaldyne Corporation (with certain confidential information omitted, which omitted information is the subject of a revised confidential treatment request and has been filed separately with the Securities and Exchange Commission)



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 31, 2003

                             METALDYNE CORPORATION


                             By:    /s/ Jeffrey Stafeil
                                    ----------------------------------------
                                    Name:  Jeffrey Stafeil
                                    Title: Vice President
                                           and Corporate Controller


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                                  EXHIBIT INDEX

Exhibit No.                 Description
-----------                 -----------

10.1 Joint Venture Formation Agreement dated as of December 8, 2002 by and among NC-M Chassis Systems, LLC, DaimlerChrysler Corporation and Metaldyne Corporation (with certain confidential information omitted, which omitted information is the subject of a revised confidential treatment request and has been filed separately with the Securities and Exchange Commission)